UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: November 4, 2002

                        COMMISSION FILE NUMBER: 333-30914


                                 XTREME COMPANIES, INC.
         ---------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

           Nevada                                       88-0394012
- ----------------------------------------            --------------------
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                     Identification No.)

      9116 Covered Wagon
      Las Vegas, Nevada                                   89117
- ----------------------------------------            --------------------
(Address of principal executive offices)                (Zip Code)

                                  XTREME WEBWORKS
                          8100 W. Sahara, Las Vegas, NV 89117
         ----------------------------------------------------------------
         (Former name, former address and former fiscal year, if changed since last report.)



Item 5. Other Events.

On November 4, 2002 Gordon and Silver, Ltd. was granted withdrawal from representing the Company in the ongoing litigation with Richard Splain. The Company will seek replacement counsel to handle the Counterclaim filed by Splain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              XTREME COMPANIES, INC.
                              ----------------------
                              (Name of Registrant)


Date:  November 4, 2002      By:  /s/ DONALD C. BRADLEY
                                   ----------------
                                   DONALD C. BRADLEY
                                   C E O / SECRETARY